UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Pacific Fund, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Pacific Fund, Inc.

ANNUAL REPORT | DECEMBER 31, 2009

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the mar-
kets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States.
European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield fin-
ished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a suc-
cess, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the
6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month
US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever,
BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting
BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients worldwide a full complement of active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.
* Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT DECEMBER 31, 2009 3

Fund Summary as of December 31, 2009

Portfolio Management Commentary

How did the Fund perform?
•The Fund underperformed the benchmark MSCI All Country Asia Pacific
Index for the 12-month period.

What factors influenced performance?
•Asset allocation decisions detracted during the reporting period as underweights in India and Taiwan hindered performance. Both had bouts of exuberance based around political events and cross-strait ties. We bought into Taiwan as the global economy picked up in the fourth quar-
ter; however, we remained underweight in India, which is expensive and faces inflationary pressure in the short term.

•On the positive side, the Fund’s stock selection was strong on a regional basis, particularly so within Japan, where our picks within defensives and companies with high emerging markets exposure contributed to perform-
ance. Security selection was also beneficial within the financials sector.
We established positions in oversold property stocks in China and
Singapore, which played out well as governments adopted supportive policies. As financials suffered in the wake of solvency issues in the
United States, we identified and invested in good quality banks with sturdy balance sheets, producing beneficial results.

Describe recent portfolio activity.
•The economic outlook was far brighter at the end of 2009 than at the beginning of the year, and the Fund’s positioning reflected this outlook.
The Fund moved to an overweight in China early in the year, given its ability to weather the downturn through a command economy and tremendous fiscal reserves. This played out well for the Fund over the course of the year. Japan was moved from an overweight to an under-
weight, as a strengthening yen scared investors away despite a reason-
able corporate environment. As the global economy improved in the second half of the year, we gradually increased exposure to early-cycle recovery plays, moving South Korea and Taiwan from underweights to overweights; reducing the health care sector to neutral; and adding to the energy sector.

Describe Fund positioning at period end.
•As of year end, we are looking for an upturn in the global economy, and have aligned the Fund with sectors that should benefit accordingly such as information technology and energy. At the same time, we are avoiding long-cycle industrials, which remain challenged over the medium term.
Regionally, the Fund is overweight in China and Hong Kong, where increased exports and investments should complement resilient con-
sumption, albeit with concerns over monetary tightening in the short term. The Fund is underweight in India, which is expensive compared to its own history, as well as in Japan, where investors continue to ignore a reasonable corporate outlook and attractive valuation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Ten Largest Holdings	Long-Term Investments
Samsung Electronics Co., Ltd.	3%
Honda Motor Co., Ltd.	2
BHP Billiton Plc	2
Taiwan Semiconductor Manufacturing Co., Ltd.	2
Takeda Pharmaceutical Co., Ltd.	2
Nomura Holdings, Inc.	2
Australia & New Zealand Banking Group Ltd.	2
Mitsubishi Corp.	2
National Australia Bank Ltd.	2
Mitsubishi UFJ Financial Group, Inc.	2

Percent of
Geographic Allocation	Long-Term Investments
Japan	40%
Australia	15
Hong Kong	10
South Korea	9
China	9
Taiwan	8
Singapore	3
United Kingdom	3
India	2
Thailand	1

4 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including, among others, Japan,
Australia, Hong Kong and Singapore.
3 This index is a free float-adjusted, market capitalization-weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia,
Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

Performance Summary for the Period Ended December 31, 2009
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	16.38%	34.10%	N/A)	6.80%	N/A	1.68%	N/A
Investor A	16.28	33.79	26.77%	6.55	5.41%	1.43	0.88%
Investor B	15.74	32.61	28.11	5.70	5.41	0.79	0.79
Investor C	15.80	32.82	31.82	5.74	5.74	0.65	0.65
Class R	15.95	32.88	N/A)	6.10	N/A	1.22	N/A
MSCI All Country Asia Pacific Index	17.90	37.59	N/A	5.61	N/A	1.19	N/A
Composite Index[5]	11.86	25.39	N/A	3.36	N/A	0.32	N/A
MSCI Australia	39.78	76.77	N/A	12.33	N/A	12.76	N/A
MSCI Hong Kong	18.51	60.15	N/A	9.29	N/A	4.38	N/A
MSCI India	28.81	102.81	N/A	20.87	N/A	14.11	N/A
MSCI Japan	3.63	6.39	N/A	(0.70)	N/A	(3.54)	N/A
MSCI Singapore	31.01	74.00	N/A	14.57	N/A	5.04	N/A
MSCI South Korea	37.60	72.06	N/A	12.89	N/A	9.56	N/A
MSCI Taiwan	32.37	79.21	N/A	5.83	N/A	(0.66)	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
5 The unmanaged Composite Index is a customized index used to measure the Fund’s relative performance, comprised as follows: 68% Morgan Stanley Capital International
(MSCI) Japan, 10% MSCI Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 5

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available for purchase through exchanges, dividend reinvestments, or for purchase by certain qualified employee benefit plans.

•Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%
per year.

•Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R

Shares are available only to certain retirement plans. Prior to January 3,
2003, Class R Share performance results are those of Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date.
Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applica-
ble to each class, which are deducted from the income available to be paid to shareholders.

6 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical invest-
ment of $1,000 invested on July 1, 2009 and held through December
31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009 During the Period[1]		July 1, 2009	December 31, 2009 During the Period[1]
Institutional	$1,000	$1,163.80	$ 5.13	$1,000	$1,020.46	$ 4.79
Investor A	$1,000	$1,162.80	$ 6.11	$1,000	$1,019.55	$ 5.70
Investor B	$1,000	$1,157.40	$10.77	$1,000	$1,015.22	$10.06
Investor C	$1,000	$1,158.00	$10.55	$1,000	$1,015.42	$ 9.86
Class R	$1,000	$1,159.50	$ 9.09	$1,000	$1,016.78	$ 8.49
[1] For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.94% for Institutional, 1.12% for Investor A, 1.98% for Investor B, 1.94% for
Investor C and 1.67% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[2] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to
Financial Statements, which constitute forms of economic leverage.
Such instruments are used to obtain exposure to a market without own-
ing or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a deriva-
tive instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 7

Schedule of Investments December 31, 2009 (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 14.5%
Ansell Ltd.	377,301	$ 3,682,591
Australia & New Zealand Banking Group Ltd.	431,486	8,792,994
Brambles Ltd.	1,075,279	6,521,463
Coca-Cola Amatil Ltd.	294,680	3,038,299
Fairfax Media Ltd.	3,137,613	4,876,810
National Australia Bank Ltd.	357,295	8,719,437
Newcrest Mining Ltd.	109,541	3,469,675
Origin Energy Ltd.	351,571	5,289,472
Suncorp-Metway Ltd.	775,703	6,005,435
Telstra Corp. Ltd.	1,990,524	6,119,609
Westfield Group	613,774	6,869,277
Woodside Petroleum Ltd.	161,103	6,794,041
		70,179,103
China — 6.8%
CNOOC Ltd.	5,116,000	7,970,432
China Petroleum & Chemical Corp.	5,062,000	4,459,841
China Shenhua Energy Co. Ltd., Class H	1,315,000	6,383,416
China Unicom Ltd.	3,310,000	4,343,597
Huabao International Holdings Ltd.	6,111,000	6,571,229
Zijin Mining Group Co. Ltd.	3,472,000	3,291,038
		33,019,553
Hong Kong — 10.0%
BOC Hong Kong Holdings Ltd.	2,421,000	5,439,196
China Construction Bank Corp., Class H	6,706,000	5,727,903
China Resources Power Holdings Co.	2,876,000	5,697,441
China Vanke Co., Ltd.	3,279,560	4,097,916
Esprit Holdings Ltd.	1,086,964	7,211,646
Henderson Land Development Co., Ltd.	1,106,000	8,264,841
Hutchison Whampoa Ltd.	974,400	6,666,709
Shenzhen Investment Ltd.	8,304,000	3,503,407
Singamas Container Holdings Ltd.	11,570,000	1,783,925
		48,392,984
India — 1.3%
ICICI Bank Ltd.	336,696	6,309,609
Japan — 39.9%
COMSYS Holdings Corp.	340,600	3,582,995
Citizens Holding Co., Ltd.	994,600	5,747,602
Fuji Media Holdings, Inc.	675	935,267
Fuji Photo Film Co., Ltd.	208,300	6,290,798
Hitachi Chemical Co., Ltd.	251,300	5,121,630
Honda Motor Co., Ltd.	334,200	11,338,971
Isuzu Motors Ltd.	3,617,000	6,794,337
JFE Holdings, Inc.	172,000	6,798,962
JS Group Corp.	226,300	3,895,714
Japan Tobacco, Inc.	2,054	6,935,318
Kuraray Co., Ltd.	393,500	4,631,390
Mitsubishi Corp.	352,800	8,787,750
Mitsubishi Gas Chemical Co., Inc.	878,000	4,424,411
Mitsubishi UFJ Financial Group, Inc.	1,765,000	8,694,012
Mitsui & Co., Ltd.	586,900	8,325,830

Common Stocks	Shares	Value
Japan (concluded)
Murata Manufacturing Co., Ltd.	123,000	$ 6,138,586
Nippon Oil Corp.	1,362,000	6,314,381
Nippon Telegraph & Telephone Corp.	198,800	7,853,212
Nitto Denko Corp.	78,200	2,809,244
Nomura Holdings, Inc.	1,226,800	9,123,313
Shimachu Co., Ltd.	206,200	4,063,871
Shin-Etsu Chemical Co., Ltd.	111,600	6,300,752
Sony Corp.	183,200	5,325,949
Sumitomo Electric Industries Ltd.	539,000	6,713,721
Sumitomo Mitsui Financial Group, Inc.	150,500	4,318,655
TDK Corp.	100,500	6,141,805
Takeda Pharmaceutical Co., Ltd.	224,000	9,229,083
Tokio Marine Holdings, Inc.	302,000	8,241,340
Tokyo Gas Co., Ltd.	1,516,000	6,051,314
Toppan Printing Co., Ltd.	567,000	4,616,619
Toyota Motor Corp.	170,600	7,192,660
		192,739,492
Singapore — 3.2%
CapitaLand Ltd.	1,693,500	5,023,872
DBS Group Holdings Ltd.	398,500	4,332,086
United Overseas Bank Ltd.	427,000	5,943,735
		15,299,693
South Korea — 9.0%
Hite Brewery Co., Ltd. (a)	32,607	4,760,524
Hyundai Development Co. (a)	164,670	5,332,080
LG Electronics, Inc.	67,911	7,079,599
Samsung Electronics Co., Ltd.	20,146	13,814,716
Shinhan Financial Group Co., Ltd. (a)	204,760	7,576,957
Shinsegae Co. Ltd. (a)	10,915	5,041,513
		43,605,389
Taiwan — 8.2%
ASUSTeK Computer, Inc.	3,532,730	6,804,299
Chunghwa Telecom Co., Ltd.	2,361,047	4,403,414
HON HAI Precision Industry Co., Ltd.	1,827,803	8,548,006
MediaTek, Inc.	375,000	6,515,460
Quanta Computer, Inc.	1,675,000	3,634,165
Taiwan Semiconductor Manufacturing Co., Ltd.	4,773,379	9,620,624
		39,525,968
Thailand — 1.5%
Kasikornbank PCL	2,807,000	7,314,391
United Kingdom — 2.8%
BHP Billiton Plc	335,389	10,692,179
Rio Tinto Plc, Registered Shares	57,000	3,077,811
		13,769,990
Total Common Stocks — 97.2%		470,156,172

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

JPY	Japanese Yen
USD	U.S. Dollar

See Notes to Financial Statements.

8 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Schedule of Investments (concluded) (Percentages shown are based on Net Assets)

Structured Notes		Shares		Value
China — 2.1%
JPMorgan Structured Products (Industrial
and Commercial Bank of China), due 9/02/14		7,220,400		$ 5,704,116
Morgan Stanley BV (Industrial and Commercial
Bank of China), due 11/21/13		5,722,297		4,560,671
				10,264,787
India — 0.4%
Deutsche Bank AG (Bharti Airtel Ltd.),
due 1/24/17		270,719		1,904,346
Total Structured Notes — 2.5%				12,169,133
Total Long-Term Investments
(Cost — $397,062,651) — 99.7%				482,325,305
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.11% (b)(c)		1,175,021		1,175,021
Total Short-Term Securities
(Cost — $1,175,021) — 0.3%				1,175,021
Total Investments (Cost — $398,237,672*) — 100.0%				483,500,326
Other Assets Less Liabilities — 0.0%				128,018
Net Assets — 100.0%				$483,628,344
* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2009, as computed for federal income tax purposes, were as follows:
Aggregate cost				$402,170,769
Gross unrealized appreciation				$ 89,018,172
Gross unrealized depreciation				(7,688,615)
Net unrealized appreciation				$ 81,329,557
(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
		Net
Affiliate		Activity		Income
BlackRock Liquidity Funds, TempFund,
Institutional Class		$ 1,175,021		$ 6,757
BlackRock Liquidity Series, LLC
Cash Sweep Series		$ (1,618,189)		$ 1,529
BlackRock Liquidity Series, LLC
Money Market Series		$ (1,350,000)		$ 40,661
(c) Represents the current yield as of report date.
•Foreign currency exchange contracts as of December 31, 2009 were as follows:
Currency	Currency		Settlement Unrealized
Purchased	Sold	Counterparty	Date	Appreciation
USD 15,000,000 JPY 1,321,903,500		Goldman Sachs
		Bank USA	3/04/10	$ 802,180

•Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Investments in
Valuation Inputs	Securities
Assets
Level 1 — Short-Term Securites	$ 1,175,021
Level 2 — Long-Term Investments[1]	482,325,305
Level 3	—
Total	$ 483,500,326
[1] See above Schedule of Investments for values in each country.
Other Financial
Valuation Inputs	Instruments[2]
Assets
Level 1	—
Level 2	$ 802,180
Level 3	—
Total	$ 802,180
[2] Other financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 9

Statement of Assets and Liabilities
December 31, 2009
Assets
Investments at value — unaffiliated (cost — $397,062,651)	$ 482,325,305
Investments at value — affiliated (cost — $1,175,021)	1,175,021
Unrealized appreciation on foreign currency exchange contracts	802,180
Foreign currency at value (cost — $402,970)	406,229
Capital shares sold receivable	549,089
Dividends receivable	329,171
Prepaid expenses	74,770
Total assets	485,661,765
Liabilities
Capital shares redeemed payable	1,196,917
Investment advisory fees payable	247,011
Investments purchased payable	201,128
Transfer agent fees payable	126,463
Service and distribution fees payable	114,048
Other affiliates payable	19,541
Officer’s and Directors’ fees payable	349
Other accrued expenses payable	127,688
Other liabilities	276
Total liabilities	2,033,421
Net Assets	$ 483,628,344
Net Assets Consist of
Paid-in capital	$ 386,443,373
Distributions in excess of net investment income	(2,476,826)
Accumulated net realized gain	13,593,535
Net unrealized appreciation/depreciation	86,068,262
Net Assets	$ 483,628,344
Net Asset Value
Institutional — Based on net assets of $196,066,617 and 10,092,922 shares outstanding, 100 million shares authorized, $0.10 par value	$ 19.43
Investor A — Based on net assets of $201,636,717 and 10,455,475 shares outstanding, 100 million shares authorized, $0.10 par value	$ 19.29
Investor B — Based on net assets of $11,569,897 and 666,539 shares outstanding, 200 million shares authorized, $0.10 par value	$ 17.36
Investor C — Based on net assets of $69,247,193 and 4,275,813 shares outstanding, 100 million shares authorized, $0.10 par value	$ 16.20
Class R — Based on net assets of $5,107,920 and 298,506 shares outstanding, 200 million shares authorized, $0.10 par value	$ 17.11

See Notes to Financial Statements.

10 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Statement of Operations
Year Ended December 31, 2009
Investment Income
Dividends	$ 11,798,215
Foreign taxes withheld	(746,898)
Interest	2,814
Securities lending — affiliated	40,661
Income — affiliated	8,286
Total income	11,103,078
Expenses
Investment advisory	2,621,366
Service — Investor A	452,526
Service and distribution — Investor B	122,667
Service and distribution — Investor C	635,283
Service and distribution — Class R	21,654
Transfer agent — Institutional	319,385
Transfer agent — Investor A	275,969
Transfer agent — Investor B	31,202
Transfer agent — Investor C	117,858
Transfer agent — Class R	22,125
Custodian	265,059
Accounting services	192,435
Professional	121,484
Printing	100,577
Registration	71,072
Officer and Directors	22,238
Miscellaneous	46,723
Total expenses	5,439,623
Less fees waived by advisor	(1,506)
Total expenses after fees waived	5,438,117
Net investment income	5,664,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	24,433,030
Foreign currency transactions	(493,962)
23,939,068
Net change in unrealized appreciation/depreciation on:
Investments	96,960,793
Foreign currency transactions	799,137
97,759,930
Total realized and unrealized gain	121,698,998
Net Increase in Net Assets Resulting from Operations	$ 127,363,959

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 11

Statements of Changes in Net Assets
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income	$ 5,664,961	$ 11,295,656
Net realized gain	23,939,068	82,400,947
Net change in unrealized appreciation/depreciation	97,759,930	(388,431,740)
Net increase (decrease) in net assets resulting from operations	127,363,959	(294,735,137)
Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(2,961,592)	(2,324,111)
Investor A	(2,652,047)	(1,659,458)
Investor B	(73,028)	—
Investor C	(636,295)	—
Class R	(51,416)	(16,451)
Net realized gain:
Institutional	—	(33,771,566)
Investor A	—	(34,047,270)
Investor B	—	(3,291,245)
Investor C	—	(15,445,762)
Class R	—	(838,443)
Decrease in net assets resulting from dividends and distributions to shareholders	(6,374,378)	(91,394,306)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(52,662,359)	(103,078,415)
Redemption Fee
Redemption fee	6,167	21,038
Net Assets
Total increase (decrease) in net assets	68,333,389	(489,186,820)
Beginning of year	415,294,955	904,481,775
End of year	$483,628,344	$ 415,294,955
Distributions in excess of net investment income	$ (2,476,826)	$ (2,096,439)

See Notes to Financial Statements.

12 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Financial Highlights
			Institutional					Investor A
		Year Ended December 31,					Year Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning
of year	$ 14.71	$ 28.43	$ 29.01	$ 24.65	$ 20.74	$ 14.61	$ 28.24	$ 28.84	$ 24.52	$ 20.64
Net investment income[1]	0.26	0.47	0.44	0.15	0.16	0.22	0.40	0.36	0.08	0.10
Net realized and unrealized
gain (loss)[2]	4.75	(10.67)	2.94	4.54	4.31	4.71	(10.58)	2.95	4.50	4.29
Net increase (decrease) from
investment operations	5.01	(10.20)	3.38	4.69	4.47	4.93	(10.18)	3.31	4.58	4.39
Dividends and distributions
from:
Net investment income	(0.29)	(0.23)	(0.46)	(0.33)	(0.56)	(0.25)	(0.16)	(0.41)	(0.26)	(0.51)
Net realized gain	—	(3.29)	(3.50)	—	—	—	(3.29)	(3.50)	—	—
Total dividends and
distributions	(0.29)	(3.52)	(3.96)	(0.33)	(0.56)	(0.25)	(3.45)	(3.91)	(0.26)	(0.51)
Net asset value,
end of year	$ 19.43	$ 14.71	$ 28.43	$ 29.01	$ 24.65	$ 19.29	$ 14.61	$ 28.24	$ 28.84	$ 24.52
Total Investment Return[3]
Based on net asset value	34.10%	(36.13)%	11.94%	19.06%	21.75%	33.79%	(36.32)%	11.76%	18.73%	21.46%
Ratios to Average Net Assets
Total expenses	0.97%	0.88%	0.88%	0.84%	0.88%	1.19%	1.16%	1.09%	1.09%	1.13%
Total expenses after
fees waived	0.97%	0.88%	0.88%	0.84%	0.88%	1.19%	1.16%	1.09%	1.09%	1.13%
Net investment income	1.57%	2.03%	1.44%	0.55%	0.74%	1.35%	1.73%	1.15%	0.31%	0.48%
Supplemental Data
Net assets,
end of year (000)	$ 196,067	$ 168,030	$ 344,722	$ 555,849	$ 397,782	$ 201,637	$ 166,829	$ 358,163	$ 329,203	$ 249,078
Portfolio turnover	136%	86%	22%	17%	22%	136%	86%	22%	17%	22%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 13

Financial Highlights (continued)
			Investor B					Investor C
		Year Ended December 31,					Year Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning
of year	$ 13.17	$ 25.89	$ 26.64	$ 22.65	$ 19.10	$ 12.31	$ 24.53	$ 25.53	$ 21.75	$ 18.41
Net investment
income (loss)[1]	0.08	0.20	0.15	(0.11)	(0.05)	0.08	0.21	0.11	(0.11)	(0.06)
Net realized and unrealized
gain (loss)[2]	4.21	(9.63)	2.67	4.15	3.92	3.96	(9.14)	2.59	3.98	3.80
Net increase (decrease) from
investment operations	4.29	(9.43)	2.82	4.04	3.87	4.04	(8.93)	2.70	3.87	3.74
Dividends and distributions
from:
Net investment income .	(0.10)	—	(0.07)	(0.05)	(0.32)	(0.15)	—	(0.20)	(0.09)	(0.40)
Net realized gain	—	(3.29)	(3.50)	—	—	—	(3.29)	(3.50)	—	—
Total dividends and
distributions	(0.10)	(3.29)	(3.57)	(0.05)	(0.32)	(0.15)	(3.29)	(3.70)	(0.09)	(0.40)
Net asset value,
end of year	$ 17.36	$ 13.17	$ 25.89	$ 26.64	$ 22.65	$ 16.20	$ 12.31	$ 24.53	$ 25.53	$ 21.75
Total Investment Return[3]
Based on net asset value	32.61%	(36.78)%	10.86%	17.85%	20.48%	32.82%	(36.79)%	10.87%	17.82%	20.54%
Ratios to Average Net Assets
Total expenses	2.05%	1.93%	1.89%	1.86%	1.90%	1.98%	1.89%	1.85%	1.86%	1.90%
Total expenses after
fees waived	2.05%	1.93%	1.89%	1.86%	1.90%	1.98%	1.89%	1.85%	1.86%	1.90%
Net investment
income (loss)	0.55%	0.96%	0.52%	(0.44)%	(0.25)%	0.57%	1.03%	0.42%	(0.45)%	(0.33)%
Supplemental Data
Net assets,
end of year (000)	$ 11,570	$ 14,317	$ 41,552	$ 65,458	$ 79,128	$ 69,247	$ 62,527	$ 153,969	$ 149,933	$ 107,893
Portfolio turnover	136%	86%	22%	17%	22%	136%	86%	22%	17%	22%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Financial Highlights (concluded)
			Class R
		Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 13.01	$ 25.70	$ 26.63	$ 22.67	$ 19.14
Net investment income[1]	0.11	0.24	0.14	0.01	0.03
Net realized and unrealized gain (loss)[2]	4.16	(9.58)	2.77	4.16	3.99
Net increase (decrease) from investment operations	4.27	(9.34)	2.91	4.17	4.02
Dividends and distributions from:
Net investment income	(0.17)	(0.06)	(0.34)	(0.21)	(0.49)
Net realized gain	—	(3.29)	(3.50)	—	—
Total dividends and distributions	(0.17)	(3.35)	(3.84)	(0.21)	(0.49)
Net asset value, end of year	$ 17.11	$ 13.01	$ 25.70	$ 26.63	$ 22.67
Total Investment Return[3]
Based on net asset value	32.88%	(36.67)%	11.23%	18.44%	21.25%
Ratios to Average Net Assets
Total expenses	1.80%	1.73%	1.55%	1.34%	1.35%
Total expenses after fees waived	1.80%	1.73%	1.55%	1.34%	1.35%
Net investment income	0.75%	1.17%	0.50%	0.05%	0.14%
Supplemental Data
Net assets, end of year (000)	$ 5,108	$ 3,592	$ 6,076	$ 3,153	$ 1,468
Portfolio turnover	136%	86%	22%	17%	22%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 15

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of manage-
ment accruals and estimates. Actual results may differ from these esti-
mates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors.
Investor A Shares are generally sold with a front-end sales charge.
Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liq-
uidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and
Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automati-
cally convert to Investor A Shares after approximately eight years.
Investor B Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to mat-
ters relating to its shareholder servicing and distribution expenditures
(except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ
Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money
Market Series (the "Money Market Series") at fair value, which is ordinar-
ily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series'
investments will follow the parameters of investments by a money mar-
ket fund that is subject to Rule 2a-7 promulgated by the Securities and

Exchange Commission (“SEC”) under the 1940 Act. The Fund may with-
draw up to 25% of its investment daily, although the manager of the
Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign curren-
cies are transalated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”)
as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
The values of such instruments used in computing the net assets of the
Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events
(for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are trans-
lated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments

16 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Notes to Financial Statements (continued)

(e.g., foreign currency exchange contracts), the Fund will, consistent with
SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund has determined the ex-dividend date.
Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is deter-
mined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an invest-
ment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on inter-
est, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limita-
tions on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for trans-
fers of financial assets. This guidance is intended to improve the rele-
vance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a trans-
fer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guid-
ance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is pro-
hibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date.
Additionally, the enhanced disclosure provisions of the amended guid-
ance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and sepa-
rate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unob-
servable inputs (Level 3). It also clarifies existing disclosure require-
ments relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for dis-
closures about purchases, sales, issuances and settlements in the roll-
forward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim peri-
ods within those fiscal years. The impact of this guidance on the Fund's financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 17

Notes to Financial Statements (continued)

Losses may arise if the value of the contract decreases due to an unfa-
vorable change in the price of the underlying instrument or if the coun-
terparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an
International Swaps and Derivatives Association, Inc. (“ISDA”) Master
Agreement between the Fund and its counterparties. The ISDA Master
Agreement allows the Fund to offset with its counterparty certain deriva-
tive financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its coun-
terparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1
“Segregation and Collateralization” for information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on over-
the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund.
Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unreal-
ized gain or loss. When the contract is closed, the Fund records a real-
ized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Derivative Instruments Categorized by Risk Exposure:
Value of Derivative Instruments as of December 31, 2009
Asset Derivatives
Statement of Assets and
	Liabilities Location	Value
Unrealized appreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$ 802,180

The Effect of Derivative Instruments on the Statements of Operations
Year Ended December 31, 2009

Net Realized Gain (Loss) from

Foreign Currency
Transactions
Foreign currency exchange contracts	$ (814,387)
Net Change in Unrealized Appreciation/Depreciation on

Foreign Currency
Transactions
Foreign currency exchange contracts	$ 801,198
For the year ended December 31, 2009, the average derivative activity was as follows:
Foreign currency exchange contracts:
Average number of contracts	3
Average US dollar amount	$ 8,284,178

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and
Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the average daily value of the Fund’s net assets.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds.
This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

For the year ended December 31, 2009, the Fund reimbursed the
Manager $8,180 for certain accounting services, which are included in accounting services in the Statement of Operations.

18 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Notes to Financial Statements (continued)

The Fund has entered into a Distribution Agreement and Distribution
Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing serv-
ice and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended December 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $6,498. Affiliates received contingent deferred sales charges of $25,752 and $8,803 relating to transactions in Investor B and Investor C Shares, respectively.
Furthermore, affiliates received contingent deferred sales charges of
$420 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes.
Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended
December 31, 2009, the Fund paid $82,052 in return for these services, which is included in transfer agent — class specific in the
Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instruc-
tions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2009, the Fund reimbursed the Manager for costs incurred running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$6,012
Investor A	$5,990
Investor B	$ 522
Investor C	$1,859
Class R	$ 127

The Fund has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Fund, may invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed
by the Manager or in registered money market funds advised by the
Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the
Statement of Operations. For the year ended December 31, 2009,
BIM received $10,148 in securities lending agent fees.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $582,970,787 and
$637,451,395, respectively.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may bor-
row under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commit-
ment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 19

Notes to Financial Statements (continued)

based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of
Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index
(as defined in the credit agreement) on amounts borrowed. Effective
November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31,
2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

6. Income Tax Information:

Reclassification: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December
31, 2009 attributable to the classification of settlement proceeds, for-
eign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Distributions in excess of net investment income		$ 329,030
Accumulated net realized gain		$(329,030)
The tax character of distributions paid during the fiscal years ended
December 31, 2009 and 2008 was as follows:
	12/31/2009	12/31/2008
Distributions paid from:
Ordinary income	$ 6,374,378	$ 4,000,028
Long-term capital gains	—	87,394,278
Total distributions	$ 6,374,378	$ 91,394,306
As of December 31, 2009, the tax components of accumulated net earnings were as follows:
Undistributed ordinary income		$ 1,464,706
Long-term capital gains		16,786,432
Net unrealized gains*		78,933,833
Total accumulated net earnings		$ 97,184,971
* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain foreign currency contracts and the realization for tax purposes of unreal-
ized gain on investments in passive foreign investment companies.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all of its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the
Schedule of Investments for concentrations in specific countries.

As of December 31, 2009, the Fund had the following industry classifications:

Percent of
Industry	Long-Term Investments
Commercial Banks	15%
Oil, Gas & Consumable Fuels	8
Electronic Equipment, Instruments & Components	7
Semiconductors & Semiconductor Equipment	6
Chemicals	6
Metals & Mining	6
Automobiles	5
Diversified Telecommunication Service	5
Other*	42
* All other industries held were each less than 5% of long-term investments.

20 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Notes to Financial Statements (concluded)
8. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,601,016	$ 40,155,689	3,813,640	$ 87,002,727
Shares issued to shareholders in reinvestment
of dividends and distributions	133,490	2,568,667	2,009,963	31,572,267
Total issued	2,734,506	42,724,356	5,823,603	118,574,994
Shares redeemed	(4,064,949)	(63,709,850)	(6,526,278)	(144,019,096)
Net decrease	(1,330,443)	$(20,985,494)	(702,675)	$ (25,444,102)
Investor A
Shares sold and automatic conversion of shares	1,474,037	$ 24,512,352	1,196,013	$ 27,207,900
Shares issued to shareholders in reinvestment
of dividends and distributions	116,900	2,228,860	1,923,285	29,953,856
Total issued	1,590,937	26,741,212	3,119,298	57,161,756
Shares redeemed	(2,555,209)	(42,408,882)	(4,383,860)	(97,349,670)
Net decrease	(964,272)	$(15,667,670)	(1,264,562)	$ (40,187,914)
Investor B
Shares sold	35,575	$ 528,936	48,162	$ 999,973
Shares issued to shareholders in reinvestment
of dividends and distributions	3,821	64,077	200,402	2,866,660
Total issued	39,396	593,013	248,564	3,866,633
Shares redeemed and automatic conversion of shares	(460,383)	(6,516,561)	(766,213)	(16,132,313)
Net decrease	(420,987)	$ (5,923,548)	(517,649)	$ (12,265,680)
Investor C
Shares sold	442,084	$ 6,172,710	365,965	$ 7,120,423
Shares issued to shareholders in reinvestment
of dividends and distributions	35,307	560,086	1,044,260	13,986,660
Total issued	477,391	6,732,796	1,410,225	21,107,083
Shares redeemed	(1,279,073)	(17,079,427)	(2,608,344)	(47,033,319)
Net decrease	(801,682)	$(10,346,631)	(1,198,119)	$ (25,926,236)
Class R
Shares sold	189,745	$ 2,746,356	148,591	$ 2,964,731
Shares issued to shareholders in reinvestment
of dividends and distributions	3,050	51,329	61,737	853,105
Total issued	192,795	2,797,685	210,328	3,817,836
Shares redeemed	(170,481)	(2,536,701)	(170,558)	(3,072,319)
Net increase	22,314	$ 260,984	39,770	$ 745,517

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Pacific Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of the securities owned as of
December 31, 2009, by correspondence with the custodian and bro-
kers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Pacific Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial high-
lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2010

22 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Important Tax Information

The following information is provided with respect to the ordinary distributions paid by BlackRock Pacific Fund, Inc. during the fiscal year ended
December 31, 2009:

	Payable Date
	7/24/2009	12/15/2009
Qualified Dividend Income for Individuals†	100%	100%
Foreign Source Income†	100%	89.68%
Foreign Taxes Paid Per Share††	$ 0.009216	$ 0.022952
† Expressed as a percentage per share of the cash distribution grossed-up for foreign taxes.
†† The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 23

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	36 RICs consisting of	None
55 East 52nd Street	the Board	2000	of New York at Albany since 2000.	106 Portfolios
New York, NY 10055	and Director
1940
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Director,	36 RICs consisting of	None
55 East 52nd Street	the Board	2007	Fox Chase Cancer Center since 2004; Member of the Archdiocesan	106 Portfolios
New York, NY 10055	and Director		Investment Committee of the Archdiocese of Philadelphia since
1941			2004; Director, The Committee of Seventy (civic) since 2006.
David O. Beim	Director	Since	Professor of Finance and Economics at the Columbia University	36 RICs consisting of	None
55 East 52nd Street		2007	Graduate School of Business since 1991; Trustee, Phillips Exeter	106 Portfolios
New York, NY 10055			Academy since 2002; Chairman, Wave Hill, Inc. (public garden and
1940			cultural center) from 1990 to 2006.
Dr. Matina Horner	Director	Since	Executive Vice President of Teachers Insurance and Annuity Associa-	36 RICs consisting of	NSTAR (electric
55 East 52nd Street		2007	tion and College Retirement Equities Fund from 1989 to 2003.	106 Portfolios	and gas utility)
New York, NY 10055
1939
Herbert I. London	Director and	Since	Professor Emeritus, New York University since 2005; John M. Olin	36 RICs consisting of	AIMS Worldwide,
55 East 52nd Street	Member of	2007	Professor of Humanities, New York University from 1993 to 2005	106 Portfolios	Inc. (marketing)
New York, NY 10055	the Audit		and Professor thereof from 1980 to 2005; President, Hudson
1939	Committee		Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham
University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, Harvard	36 RICs consisting of	Newell Rubbermaid,
55 East 52nd Street		2000	Business School Publishing since 2005; Director, McLean Hospital	106 Portfolios	Inc. (manufacturing)
New York, NY 10055			since 2005.
1952
Joseph P. Platt, Jr.	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	36 RICs consisting of	Greenlight Capital
55 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	106 Portfolios	Re, Ltd (reinsurance
New York, NY 10055			insurance broker) since 1998; General Partner, Thorn Partners, LP		company)
1947			(private investment) since 1998; Partner, Amarna Corporation, LLC
(private investment company) from 2002 to 2008.
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	36 RICs consisting of	None
55 East 52nd Street		2007	financial consulting firm) since 1981.	106 Portfolios
New York, NY 10055
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments) since	36 RICs consisting of	A.P. Pharma, Inc.
55 East 52nd Street		2007	1999; Director, College Access Foundation of California	106 Portfolios	(specialty
New York, NY 10055			(philanthropic foundation) since 2009; Director, Forward		pharmaceuticals)
1938			Management, LLC since 2007; Director, The James Irvine
Foundation (philanthropic foundation) from 1998 to 2008.

24 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
Kenneth L. Urish	Chair of	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	36 RICs consisting of	None
55 East 52nd Street	the Audit	2007	accountants and consultants) since 1976; Member of External	106 Portfolios
New York, NY 10055	Committee		Advisory Board, The Pennsylvania State University Accounting
1951	and Director		Department since 2001; Trustee, The Holy Family Foundation
since 2001; Committee Member, Professional Ethics Committee
of the Pennsylvania Institute of Certified Public Accountants
from 2007 to 2010; President and Trustee, Pittsburgh Catholic
Publishing Associates from 2003 to 2008; Director, Inter-Tel from
2006 to 2007.
Frederick W. Winter	Director and	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	36 RICs consisting of	None
55 East 52nd Street	Member of	2007	Business, University of Pittsburgh since 2005 and Dean thereof	106 Portfolios
New York, NY 10055	the Audit		from 1997 to 2005; Director, Alkon Corporation (pneumatics)
1945	Committee		since 1992; Director, Tippman Sports (recreation) since 2005;
Director, Indotronix International (IT services) from 2004 to 2008.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill Lynch
Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998;
Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr.,
1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt , 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	173 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from 2000	304 Portfolios
New York, NY 10055			to 2005; Chairman of the Board of Trustees, State Street Research
1945			Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	173 RICs consisting of	None
55 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	304 Portfolios
New York, NY 10055			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 25

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Jeffrey Holland, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating
55 East 52nd Street	President	2009	Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for
New York, NY 10055			BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from
1971			2003 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
55 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor	Custodian		Accounting Agent	Distributor	Address of the Fund
BlackRock	Brown Brothers		State Street Bank	BlackRock Investments, LLC	100 Bellevue Parkway
Advisors, LLC	Harriman & Co.		and Trust Company	New York, NY 10022	Wilmington, DE 19809
Wilmington, DE 19809	Boston, MA 02109		Princeton, NJ 08540
Sub-Advisor	Transfer Agent		Independent Registered	Legal Counsel
BlackRock Investment	PNC Global Investment		Public Accounting Firm	Sidley Austin LLP
Management, LLC	Servicing (U.S.) Inc.		Deloitte & Touche LLP	New York, NY 10019
Plainsboro, NJ 08536	Wilmington, DE 19809		Princeton, NJ 08540

26 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospec-
tuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762; (2) at
www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents.
Mailings of your shareholder documents may be householded indefi-
nitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended
June 30 is available upon request and without charge (1) at www.black-
rock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (202) 551-8090. The Fund’s Forms
N-Q may also be obtained upon request and without charge by
calling (800) 441-7762.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 27

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

28 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different pri-
vacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009 29

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.
BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

30 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2009

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accom-
panied or preceded by the Fund’s current prospectus. Past per-
formance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Pacific	$35,700	$35,300	$0	$0	$7,641	$10,240	$1,028	$1,049
Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the

Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Pacific Fund, Inc.	$416,169	$416,289

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Pacific Fund, Inc.

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: February 23, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date: February 23, 2010